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                                HOMEGOLD, INC.

                   THIRD EXTENSION RE: FORBEARANCE AGREEMENT

Household Commercial Financial Services, Inc.
Wood Dale, Illinois 60191

Gentlemen:

     Reference is hereby made to that certain Credit Agreement dated as of May 2, 2000 as heretofore amended pursuant to, inter alia, that certain Third Amendment to Credit Agreement and Forbearance Agreement dated as of October 25, 2000 as heretofore modified pursuant to that certain Extension Re: Forbearance Agreement dated as of January 25, 2001 and as further modified pursuant to that certain Second Extension Re: Forbearance Agreement dated as of February 25, 2001 (the "Forbearance Agreement') (such Credit Agreement as so amended being hereinafter referred to as the "Credit Agreement') between the undersigned, Homegold, Inc., a South Carolina corporation (the "Borrower"), and you (the `Lender'). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

     The Borrower has requested that the Lender extend its agreement to forbear pursuant to the Forbearance Agreement from exercising its rights on account of existing Events of Defaults by an additional month and the Lender is willing to do so under the terms and conditions set forth in this Agreement.

I.   EXTENSION OF FORBEARANCE.

     Events of Default have occurred and are continuing under Section 8.1 (b) of the Credit Agreement as a result of the Borrower's non-compliance with the covenants contained in Sections 7.14, 7.15 and 7.16 of the Credit Agreement.

     Pursuant to the Forbearance Agreement, as an accommodation to Borrower while not waiving any such Events of Default, but subject to compliance by Borrower with the terms and conditions set forth in the Forbearance Agreement, Lender agreed to (i) forebear through January 25, 2001 from accelerating the Loans or exercising any rights and remedies to which it is entitled as a result of the occurrence thereof except as provided therein and (ii) continue to extend Loans to the Borrower on the terms and conditions set forth in the Credit Agreement.

     Lender hereby agrees to extend the forbearance period provided for in the Forbearance Agreement from March 31, 2001 to the earlier of (i) receipt by Borrower from Lender of an amendment or an amended and restated credit agreement setting forth the terms and conditions upon which Lender is willing to continue extending credit to Borrower or (ii) April 30, 2001 (the earlier of (i) or (ii) being hereinafter referred to as the "Extension Expiration Date') subject to compliance by the Borrower with the terms and conditions of the Credit Agreement and the Forbearance Agreement.

     This agreement shall not establish a custom or course of dealing and does not waive, limit or postpone any of Borrower's obligations under the Credit Agreement, any of the Loan Documents or otherwise, and any discussions (written or oral) which have occurred or which may hereafter occur are not, and shall not be deemed to be, a waiver, limitation or postponement of any of Lender's rights and remedies under the Credit Agreement, any of the Loan Documents or applicable law, all of which rights and remedies are expressly reserved. This agreement shall not become effective until the conditions precedent set forth in Section 2 hereof have been satisfied. This agreement shall expire on the Extension Expiration Date at which time all terms and conditions of the Credit Agreement shall apply without giving effect to the forbearance provided for herein and Lender shall be entitled to exercise all rights and remedies available to it on account of any Event of Default, whether existing as of the date hereof, the date of the Forbearance Agreement or otherwise.

2.   CONDITIONS PRECEDENT.

     The effectiveness of this Agreement is subject to the satisfaction of all of the following conditions precedent:

     2.1 The Borrower and the Lender shall have executed and delivered this Agreement.

          The Corporate Guarantors and Ronald J. Sheppard shall have consented hereto in the space provided for such purpose below.

     2.3 Legal matters incident to the execution and delivery of this Agreement shall be satisfactory to the Lender and its counsel.
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     2.4  The Lender shall have received copies (executed or certified, as may be appropriate) of all legal documents or proceedings taken in connection with the execution and delivery of this Agreement to the extent the Lender or its counsel may reasonably request.

3.   REPRESENTATIONS.

     In order to induce the Lender to execute and deliver this Agreement, the Borrower hereby represents to the Lender that as of the date hereof, the representations and warranties set forth in Section 5 of the Credit Agreement are and shall be and remain true and correct (except that the representations contained in Section 5.5 shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Lender) and except for the Events of Default set forth in Section 1 hereof, the Borrower is in full compliance with all of the terms and conditions of the Credit Agreement and no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect hereof.

4.   MISCELLANEOUS.

     4.1 The Borrower and the Corporate Guarantors have heretofore executed and delivered to the Lender that certain Security Agreement dated as of May 2, 2000 (the "Security Agreement'. The Borrower hereby, and the Corporate Guarantors by their consent hereto in the space provided for that purpose below, each acknowledges and agrees that, notwithstanding the execution and delivery of this Agreement, the Security Agreement remains in full force and effect and the rights and remedies of the Lender thereunder, the obligations of the Borrower and Corporate Guarantors thereunder and the liens and security interests created and provided for thereunder remain in full force and effect and shall not be affected, impaired or discharged hereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Security Agreement as to the indebtedness which would be secured thereby prior to giving effect to this Agreement.

     4.2 The Credit Agreement shall continue in full force and effect in accordance with its original terms.

     4.3 The Borrower agrees to pay on demand all costs and expenses of or incurred by the Lender in connection with the negotiation, preparation, execution and delivery of this Agreement, including the fees and expenses of counsel for the Lender.

     4.4 This Agreement may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Agreement by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Agreement shall be governed by the internal laws of the State of Illinois.

Dated as of March 30, 2001.

                         HOMEGOLD, INC.

                         By:
                         Name:  William E. Long
                         Its: Executive Vice President

Accepted and agreed to in Wood Dale, Illinois as of the date and year last above written.

                         HOUSEHOLD COMMERCIAL FINANCIAL SERVICES, INC.

                         By:
                         Name:  Loren J. Morris
                         Its: Vice President

#45457v1 - Household Finance - Homegold Third Extension re Forbearance Agreement
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CONSENT

     A. CORPORATE GUARANTORS. The undersigned have heretofore executed and delivered to the Lender (i) a Guaranty dated May 2, 2000 (the "Guaranty') and
(ii) a Security Agreement dated May 2, 2000 (the "Security Agreement'). Each of the undersigned hereby consents to the Agreement set forth above and confirms that the Guaranty and the Security Agreement remain in full force and effect in accordance with the terms thereof. Each of the undersigned further agrees that the consent of the undersigned to any further modifications to the Forbearance Agreement or to the Credit Agreement shall not be required as a result of this consent having been obtained, except to the extent, if any, required by the Guaranty or Security Agreement.

HOMEGOLD FINANCIAL, INC.
By:
Name: William E. Long
Its:  Executive Vice President

CAROLINA INVESTORS, INC.
By:
Name: William E. Long
Its:  Executive Vice President

PREMIER FINANCIAL SERVICES INC.
By:
Name: William E. Long
Its:  Executive Vice President

LOAN PROS, INC.
By:
Name: William E. Long
Its:  Executive Vice President


EMERGENT BUSINESS CAPITAL ASSET BASED LENDING, INC.
By:
Name: William E. Long
Its:  Executive Vice President

REEDY RIVER VENTURES, LP
By:
Name: William E. Long
Its:  Executive Vice President

EMERGENT SBI
By:
Name: William E. Long
Its:  Executive Vice President

EMERGENT COMMERCIAL MORTGAGE, INC.
By:
Name: William E. Long
Its:  Executive Vice President

EMERGENT BUSINESS CAPITAL, INC.
By:
Name: William E. Long
Its:  Executive Vice President

EMERGENT INSURANCE AGENCY CORP. By:
Name: William E. Long
Its:  Executive Vice President
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EMERGENT MORTGAGE CORP. OF TENNESSEE
By:
Name: William E. Long
Its:  Executive Vice President

HOMEGOLD REALTY, INC.
By:
Name: William E. Long
Its:  Executive Vice President


     B. INDIVIDUAL GUARANTOR. The undersigned has heretofore executed and delivered to the Lender a Guaranty dated October 25, 2001 (the "Guaranty'). The undersigned hereby consents to the Agreement set forth above and confirms that the Guaranty remains in full force and effect in accordance with the terms thereof. The undersigned further agrees that at the consent of the undersigned to any further modifications to the Forbearance Agreement or to the Credit Agreement shall not be required as a result of this consent having been obtained, except to the extent, if any, required by the Guaranty.

                                        RONALD J. SHEPPARD